UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 14, 2024
Date of Report (Date of earliest event reported)

Everi Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32622	20-0723270
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7250 S. Tenaya Way, Suite 100, Las Vegas, Nevada 89113
(Address of principal executive offices) (Zip Code)

(800) 833-7110
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐                Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐                Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐                Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	EVRI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
As previously disclosed, Everi Holdings Inc., a Delaware corporation (“Everi” or the “Company”) entered into definitive agreements with International Game Technology PLC, a public limited company incorporated under the laws of England and Wales (“IGT”), Ignite Rotate LLC, a Delaware limited liability company and a direct wholly owned subsidiary of IGT (“Spinco”), Voyager Parent, LLC, a Delaware limited liability company (“Buyer”), and Voyager Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Buyer (“Buyer Sub”) with respect to certain transactions (the “Proposed Transaction”).
On November 14, 2024, at a special meeting of the stockholders of the Company (the “Special Meeting”), the stockholders voted on a series of proposals in connection with the Proposed Transaction, which were previously disclosed in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on October 4, 2024, as supplemented on October 30, 2024. As of the close of business on the record date of October 3, 2024, there were a total of 86,054,283 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), issued and outstanding and entitled to vote at the Special Meeting. There were 61,581,239 shares of Common Stock represented at the Special Meeting in person or by proxy, or approximately 71.56% of the shares issued and outstanding and entitled to vote at the Special Meeting, representing a quorum.
The Company’s stockholders voted on the following proposals at the Special Meeting:
(1)Proposal No. 1 – Merger Agreement Proposal – a proposal to approve the Agreement and Plan of Merger by and among Everi, IGT, Spinco, Buyer, and Buyer Sub, dated as of July 26, 2024 (as it may be amended from time to time, the “Merger Agreement”), and the transactions contemplated thereby, including the merger of Buyer Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a direct wholly owned subsidiary of Buyer:

For	Against	Abstain	Broker Non-Votes
61,509,258	53,750	18,231	N/A
This proposal was approved by the requisite vote of the Company’s stockholders at the Special Meeting
(2)Proposal No. 2 – Compensation Proposal – a proposal to approve, on an advisory (non-binding) basis, the “golden parachute” compensation payments that will or may be paid by the Company to its named executive officers in connection with the Merger:

For	Against	Abstain	Broker Non-Votes
60,507,874	972,088	101,277	N/A
This proposal was approved by the requisite vote of the Company’s stockholders at the Special Meeting
(3) Proposal No. 3 – Adjournment Proposal – a proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve the Merger Agreement proposal at the time of the Special Meeting.
A proposal to adjourn the Special Meeting was not presented at the Special Meeting, as there were sufficient votes to adopt the Merger Agreement at the time of the Special Meeting.
Completion of the Proposed Transaction remains subject to the satisfaction or waiver of the closing conditions specified in the Merger Agreement, including certain gaming and regulatory approvals. Assuming the timely satisfaction of such closing conditions, the Proposed Transaction is expected to close by the end of the third quarter of 2025.

Item 8.01. Other Events.
On November 14, 2024, the Company issued a press release announcing the results of the Special Meeting. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference.
Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, related to Everi and the Proposed Transaction. All statements other than statements of historical fact are forward-looking statements for purposes of federal and state securities laws. These forward-looking statements involve risks and uncertainties that could significantly affect the financial or operating results of Everi. These forward-looking statements may be identified by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “foresee,” “intend,” “may,” “plan,” “project,” “should,” “will,” and “would” and the negative of these terms or other similar expressions. Forward-looking statements in this Current Report on Form 8-K include, among other things, statements about the expected timing of the completion of the Proposed Transaction and the ability of the parties to consummate the Proposed Transaction. These forward-looking statements involve substantial risks and uncertainties that could cause actual results, including the actual results of Everi, to differ materially from those expressed or implied by such statements. These risks and uncertainties include, among other things, risks related to the possibility that the conditions to the consummation of the Proposed Transaction will not for any reason be satisfied (including the failure to obtain gaming and regulatory approvals) in the anticipated timeframe or at all; risks related to the ability to realize the anticipated benefits of the Proposed Transaction; the ability to retain and hire key personnel; negative effects of the announcement or failure to consummate the Proposed Transaction on the market price of the capital stock of Everi and on Everi’s operating results, including that Everi’s stock price may decline significantly if the Proposed Transaction is not consummated; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, which in certain circumstances may require Everi to pay a termination fee; significant transaction costs, fees, expenses and charges; operating costs, customer loss, and business disruption (including, without limitation, difficulties in maintaining employee, customer, or other business, contractual, or operational relationships following the Proposed Transaction announcement or closing of the Proposed Transaction and the diversion of Everi management’s attention from its ongoing business); failure to consummate or delay in consummating the Proposed Transaction for any reason; risks relating to any resurgence of the COVID-19 pandemic or similar public health crises; risks related to competition in the gaming industry; dependence on significant licensing arrangements, customers, or other third parties; risks related to the financing of the Proposed Transaction; economic changes in global markets, such as currency exchange, inflation and interest rates, and recession; government policies (including policy changes affecting the gaming industry, taxation, trade, tariffs, immigration, customs, and border actions) and other external factors that Everi cannot control; regulation and litigation matters relating to the Proposed Transaction or otherwise impacting Everi or the gaming industry generally, including the nature, cost, and outcome of any litigation and other legal proceedings related to the Proposed Transaction that have been or may be instituted against the parties and others following the announcement of the Proposed Transaction; unanticipated adverse effects or liabilities from business divestitures; risks related to intellectual property, privacy matters, and cyber security (including losses and other consequences from failures, breaches, attacks, or disclosures involving information technology infrastructure and data); other business effects (including the effects of industry, market, economic, political, or regulatory conditions); and other risks and uncertainties, including, but not limited to, those described in Everi’s Annual Report on Form 10-K on file with the SEC and from time to time in other filed reports including Everi’s Quarterly Reports on Form 10-Q.
A further description of risks and uncertainties relating to Everi can be found in its most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, all of which are filed with the SEC and available at www.sec.gov.
There can be no assurance that the Proposed Transaction will in fact be consummated. If the Proposed Transaction is consummated, Everi’s stockholders will cease to have any equity interest in Everi and will have no right to participate in its earnings and future growth. Everi cautions investors not to unduly rely on any forward-

looking statements, which speak only as of the date thereof. Everi does not intend to update or revise any forward-looking statements as the result of new information or future events or developments, except as required by law.

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits

Exhibit Number	Description
99.1	Press release dated November 14, 2024.
104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERI HOLDINGS INC.

Date: November 14, 2024	By:	/s/ Todd A. Valli
	Name:	Todd A. Valli
	Title:	Senior Vice President, Chief Accounting Officer